UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2010

Jingwei International Limited
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building 14, Keji C. Rd., 2nd, Software Park Nanshan District, Shenzhen, PRC 518057
(Address of principal executive offices and zip code)

+86 1085251198
(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 8, 2010, Jingwei International Limited, a Nevada corporation (the “Company”) entered into a Framework Agreement (the “Agreement”) by and between the Company, Shenzhen Xinguochuang Information Technology Limited, a corporation registered in Shenzhen, China and a wholly owned subsidiary of the Company (“Acquistion Sub”), and Shanghai Haicom Limited, a corporation registered in Shanghai, China ("Haicom"), pursuant to which Acquisition Sub will acquire all of the outstanding equity interests of Haicom and as a result of which Haicom shall become a wholly owned subsidiary of the Acquisition Sub. The final terms of the acquisition will be agreed by the parties in a definitive agreement, subject to negotiation regarding matters not otherwise set forth in the Agreement.

Under terms of the Agreement, the Company will pay Haicom total consideration of up to RMB 55 million, or $8.2 million, consisting of cash of RMB 35 million, or $5.2 million, and stock of up to RMB 20 million, or $3.0 million, payable in phases based on performance milestones.  The issuance of shares of the Company to Haicom is contingent upon the achievement of a minimum level of revenue and earnings targets by the acquired business mutually agreed upon by the parties for the fiscal year ending December 31, 2011.

A copy of the Framework Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The description of the Framework Agreement included in this Current Report on Form 8-K is qualified, in its entirety, by the terms of the Framework Agreement.

Item 7.01 Regulation FD Disclosure.

On October 11, 2010, the Company issued a press release announcing the signing of a Framework Agreement with Haicom in Shanghai, China to acquire all of the outstanding equity interests of Haicom to advance the long term business interests of both companies. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
2.1	Framework Agreement, dated as of October 8, 2010, by and among Jingwei International Limited, Shenzhen Xinguochuang Information Technology Limited, and Shanghai Haicom Limited
99.1	Press Release issued on October 11, 2010 regarding the acquisition of Shanghai Haicom Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Rick Luk
Name: Rick Luk
Title: Chief Executive Officer

Dated: October 12, 2010